UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Schwab Way Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 859-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2025 Annual Meeting of Stockholders of The Charles Schwab Corporation (“CSC”) was held on May 22, 2025.

(b)

All nominees for director were elected, and each nominee received more “for” votes than “against” votes cast for the nominee’s election. The proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as CSC’s independent auditors for the 2025 fiscal year was approved. The advisory vote on named executive officer (“NEO”) compensation was approved. The stockholder proposal requesting declassification of the board of directors (the “Board”) to elect each director annually was approved. The final voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
1 Election of Directors
(a) John K. Adams Jr.	1,372,916,585	123,583,815	1,097,008	71,026,692
(b) Stephen A. Ellis	1,330,678,070	165,823,399	1,095,940	71,026,692
(c) Arun Sarin	1,291,772,746	203,860,457	1,964,206	71,026,692
(d) Charles R. Schwab	1,424,198,356	71,056,124	2,342,928	71,026,692
(e) Paula A. Sneed	1,316,423,016	180,134,830	1,039,562	71,026,692
2 Ratification of the Selection of Deloitte as Independent Auditors	1,474,620,681	93,491,681	511,738	0
3 Advisory Vote to Approve NEO Compensation	1,279,066,568	216,675,361	1,855,479	71,026,692
4 Stockholder Proposal Requesting Declassification of the Board to Elect Each Director Annually	1,257,131,866	238,836,436	1,629,107	71,026,692

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: May 23, 2025	By:	/s/ Peter J. Morgan III
Peter J. Morgan III
Managing Director, General Counsel and Corporate Secretary